Exhibit 99.3

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements combine the historical consolidated balance sheets and income statements of First Albany Companies Inc. and Descap Securities, Inc.  These unaudited pro forma condensed consolidated financial statements give effect to our acquisition of Descap Securities, Inc. that was effective May 14, 2004, using the purchase method of accounting.

We derived this information from our unaudited consolidated financial statements for the three months ended March 31, 2004, our audited financial statements for the year ended December 31, 2003, the unaudited financial statements of Descap Securities, Inc. for the three months ended March 31, 2004, and the unaudited financial statements of Descap Securities, Inc. for the year ended September 30, 2003.  The historical financial statements used in preparing the pro forma financial statements are summarized in the pro forma statements and should be read in conjunction with the complete historical financial statements and related notes of Descap Securities, Inc., which are incorporated by reference here and contained in Exhibit 99.1 to this filing, and of First Albany Companies Inc., which were filed on form 10-K with the SEC on March 12, 2004.

The unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2004, and for the year ended December 31, 2003, give effect to the acquisition as if the acquisition had been consummated at the beginning of each of the periods presented.  The unaudited pro forma condensed consolidated balance sheet as of March 31, 2004, gives effect to the acquisition as if it was effective March 31, 2004.

The pro forma adjustments, which are based upon available information and upon certain assumptions that we believe are reasonable, are described in the accompanying pro forma adjustments.  We engaged a nationally recognized valuation expert to assist us in determining fair values of identifiable assets.

We are providing the unaudited pro forma condensed consolidated financial information for illustrative purposes only.  The companies may have performed differently had they been combined during the periods presented.  You should not rely on the unaudited pro forma condensed consolidated financial information as being indicative of the historical results that would have been achieved had the companies actually been combined during the periods presented or the future results that the combined company will experience.  The unaudited pro forma condensed consolidated financial statements do not give effect to any cost savings or operating synergies expected to result from the acquisition or the costs to achieve such cost savings or operating synergies.

UNAUDITED PRO-FORMA INCOME STATEMENT 12/31/03
(in thousands of dollars)
										Pro-Forma
	FACI									Adjusted
	Consolidated		Descap			Pro-Forma Adjustments				Totals
For the three months ended	12/31/03		9/30/03			Debits			Credits	12/31/03
Revenues
Commissions	$16,946	$			$			$		$16,946
Principal transactions	107,529		31,161							138,690
Investment banking	34,730									34,730
Investment (losses) gains	23,597									23,597
Interest income	6,688		1,294							7,982
Fees and others	6,001									6,001
Total revenues	195,491		32,455							227,946
Interest expense	3,370		1,140	[1]		700				5,210
Net revenues	192,121		31,315			(700)				222,736
Expenses (excluding interest):
Compensation and benefits	129,855		23,370	[2]		930	[4]		10,032	144,123
Clearing, settlement and brokerage costs	5,169		1,212							6,381
Communications and data processing	14,462		550							15,012
Occupancy and depreciation	9,339		380							9,719
Selling	7,473		412							7,885
Other	8,507		344	[3]		53				8,904
Total expenses (excluding interest)	174,805		26,268			983			10,032	192,024
Income (loss) before income taxes	17,316		5,047			1,683			10,032	30,712
Income tax expense/(benefit)	6,929		2,220	[5]		3,272				12,421
Income(loss) from continuing operations	$10,387		$2,827			$4,955			$10,032	$18,291
Basic earnings per share:
Continuing operations	$0.98									$1.53
Diluted earnings per share:
Continuing operations	$0.88									$1.36

Shared Outstanding:
Basic	10,547,676					1,445,516				11,993,192
Dilutive	11,856,843					1,556,134				13,412,977

PRO-FORMA ADJUSTMENTS		For the Year Ending December 31, 2003
		(in thousands of dollars)

		Debit	Credit

First Albany Companies Inc. (FACI) purchased the stock of Descap Securities, Inc. (Descap) on May 14, 2004.  The purchase price was $30.659 million, of which $20 million was financed by new debt,

$5 million in cash, and $5.659 million in stock of FACI at closing price on May 14 of $10.30 (549,476 shares).  Allocation of intangible assets was based upon 3rd party valuation, of which $641,000 related to customer relationships, $133,000 for trade names and $20.685 million for goodwill.  In addition, FACI issued 270,843 shares of restricted stock to Descap employees at closing price of $10.30 per share, which was valued at $2.9 million and vested ratably over three years.

[1]	Interest Expense	700

	Interest at LIBOR plus 240 basis points calculated on a 360 day basis
	per annum (20mx3.5%)

[2]	Compensation	930

	Amortize restricted stock issued over 3 years (2,790÷3)

[3]	Amortization Expense	53

	Amortization of amortizable intangible assets capitalized of $641,000
	which are amortizable over 12 years based upon 3rd party valuation (641,000÷12)

[4]
	Compensation Expense		10,032
	Adjust compensation levels based upon new contractual obligations

[5]	Income Tax Expense	3,272

	Tax effect of proforma adjustments and to annualize Descap
	effective tax rate assuming 41% effective tax rate

UNAUDITED PRO-FORMA BALANCE SHEET 3/31/04											Pro-Forma
(in thousands of dollars)	FACI										Adjusted
	Consolidated		Descap			Pro-Forma Adjustments					Total
As of	3/31/04		3/31/04			Debits			Credits		3/31/04
Assets
Cash	$229		$8,907				[1]		$6,150	$
							[2]		5,000		(2,014)
Cash and securities segregated for regulatory purposes	6,300										6,300
Securities purchased under agreement to resell	78,364										78,364
Receivables from:
Brokers, dealers and clearing agencies	39,052										39,052
Customers, net	9,600										9,600
Others	6,449										6,449
Securities owned	233,649		52,185								285,834
Investments	57,261										57,261
Office equipment and leasehold improvements, net	6,210		663								6,873
Other assets	16,580		1,191	[2]		21,459					39,230
Total Assets	$453,694		$62,946			$21,459			$11,150		$526,949
Liabilities and Stockholders' Equity
Liabilities
Short-term bank loans	$203,600	$			$			$			$203,600
Payables to:
Brokers, dealers and clearing agencies	1,935		46,553								48,488
Customers	7,368										7,368
Others	14,222										14,222
Securities sold, but not yet purchased	83,545										83,545
Accounts payable	3,674		983								4,657
Accrued compensation	13,025										13,025
Accrued expenses	11,552		60								11,612
Deferred tax liability	785										785
Notes payable	13,727						[2]		20,000		33,727
Obligations under capitalized leases	3,082										3,082
Total Liabilities	356,515		47,596						20,000		424,111
Commitments and Contingencies
Subordinated debt	3,721										3,721
Stockholders' Equity
Preferred stock
Common stock	140						[3]		3
							[2]		6		149
Additional paid-in capital	134,539		8,060	[1]		6,150	[2]		5,653
				[2]		1,910	[3]		2,787		142,979
Unearned compensation	(16,972)			[3]		2,790					(19,762)
Deferred compensation	3,328										3,328
Retained (deficit)	(22,794)		7,290	[2]		7,290					(22,794)
Treasury stock, at cost	(4,783)										(4,783)
Total Stockholders' Equity	93,458		15,350			18,140			8,449		99,117
Total Liabilities and Stockholders' Equity	$453,694		$62,946			$18,140			$28,449		$526,949

UNAUDITED PRO-FORMA INCOME STATEMENT 3/31/04
(in thousands of dollars)
										Pro-Forma
	FACI					Pro-Forma Adjustments				Adjusted
	Consolidated		Descap							Totals
For the three months ended	3/31/04		3/31/04			Debits			Credits	3/31/04
Revenues
Commissions	$5,798	$			$			$		$5,798
Principal transactions	24,963		3,774							28,737
Investment banking	10,229									10,229
Investment (losses) gains	(277)									(277)
Interest income	1,737		368							2,105
Fees and others	1,157									1,157
Total revenues	43,607		4,142							47,749
Interest expense	1,015		313	[5]		175				1,503
Net revenues	42,592		3,829			(175)				46,246
Expenses (excluding interest):
Compensation and benefits	32,762		2,906	[6]		233	[7]		169	35,732
Clearing, settlement and brokerage costs	1,385		257							1,642
Communications and data processing	4,113		171							4,284
Occupancy and depreciation	2,313		129							2,442
Selling	1,775		82							1,857
Other	4,167		262	[4]		13				4,442
Total expenses (excluding interest)	46,515		3,807			246			169	50,399
Income (loss) before income taxes	(3,923)		22			421			169	(4,153)
Income tax expense/(benefit)	(1,995)		(129)				[8]		35	(2,159)
Income(loss) from continuing operations	$(1,928)		$151			$421			$204	$(1,994)
Basic earnings per share:
Continuing operations	$(0.18)									$(0.17)
Diluted earnings per share:
Continuing operations	$(0.18)									$(0.17)

Shared Outstanding:
Basic	11,011,213					549,476				11,560,689
Dilutive	11,011,213					549,476				11,560,689

PRO-FORMA ADJUSTMENTS		As of and for the Three Months Ending March 31, 2004
		(in thousands of dollars)

		Debit	Credit

[1]	Additional Paid In Capital	6,150
	Cash		6,150
	To adjust equity of acquired company to required
	contractual amount of $9.2m from $15.350m

[2]	Intangible Assets	21,459
	Retained Earnings	7,290
	Additional Paid in Capital	1,910
	Debt		20,000
	Cash		5,000
	Common Stock		6
	Additional Paid in Capital		5,653
	Purchase price of $30.659m of which $20m is financed by new debt,
	$5m in cash, and $5.659m in stock of FACI at closing price on May 14 of $10.30
	(549,476 shares). Allocation of intangible assets based upon 3rd party valuation.

[3]	Unearned Compensation	2,790
	Common Stock		3
	Additional Paid in Capital		2,787
	Issuance of 270,843 shares of restricted stock at closing price of $10.30
	per share - vested ratably over 3 years

[4]	Amortization Expense	13

	Amortization of amortizable intangible assets capitalized of $641,000 which
	are amortizable over 12 years based upon 3rd party valuation (641,000÷12x1/4)

[5]	Interest Expense	175

	Interest at LIBOR plus 240 basis points calculated on a 360 day basis
	per annum (20mx3.5%x1/4)

[6]	Compensation	233

	Amortize restricted stock issued over 3 years (2,790÷3x1/4)

[7]
	Compensation Expense		169
	Adjust compensation levels based upon new contractual obligations

[8]
	Income Tax Expense		35
	Tax effect of proforma adjustments and to annualize Descap
	effective tax rate assuming 41% effective tax rate